                                EXHIBIT 99.B(16)


              SCHEDULES FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS

 CHICAGO TRUST GROWTH & INCOME FUND
 Total Return Performance Statistics

                    Aggregate Total Return                        Average Annual Total Return
             -----------------------------------------------------------------------------------------------------------------------
                       Previous  Previous   Calendar     Since               Since
  Date       Monthly    3 Mos.    6 Mos.      YTD      Inception           Inception           1 Year   3 Year    5 Year    10 Year
--------     -----------------------------------------------------------------------------------------------------------------------
12/14/93                                     0.00%       0.00%               0.00%
12/31/93                                     1.43%       1.43%              33.44%
01/31/94      2.47%                          2.47%       3.93%              33.30%
02/28/94     -3.18%                         -0.79%       0.63%               3.04%
03/31/94     -3.54%     -4.30%              -4.30%      -2.93%              -9.56%
04/29/94      0.93%     -5.73%              -3.41%      -2.03%              -5.31%
05/31/94      2.05%     -0.65%              -1.43%      -0.02%              -0.04%
06/30/94     -3.24%     -0.34%              -4.62%      -3.26%              -5.89%
07/31/94      2.80%      1.51%              -1.95%      -0.54%              -0.86%
08/31/94      3.84%      3.30%               1.82%       3.27%               4.61%
09/30/94     -3.45%      3.07%              -1.69%      -0.29%              -0.36%
10/31/94      2.02%      2.28%               0.29%       1.73%               1.96%
11/30/94     -2.57%     -4.03%              -2.29%      -0.89%              -0.92%
12/31/94      2.86%      2.23%               0.50%       1.94%               1.85%             0.50%
01/31/95      1.68%      1.90%               1.68%       3.66%               3.22%            -0.27%
02/28/95      3.79%      8.55%               5.54%       7.59%               6.23%             6.91%
03/31/95      1.57%      7.19%               7.19%       9.28%               7.08%            12.57%
04/30/95      2.78%      8.35%              10.17%      12.31%               8.79%            14.63%
05/31/95      2.88%      7.39%              13.34%      15.54%              10.38%            15.57%
06/30/95      3.35%      9.28%              17.14%      19.42%              12.17%            23.44%
07/31/95      3.22%      9.76%              20.92%      23.27%              13.69%            23.94%
08/31/95      0.74%      7.47%              21.81%      24.18%              13.46%            20.24%
09/30/95      5.23%      9.43%   19.58%     28.19%      30.68%              16.05%            31.05%
10/31/95      0.16%      6.17%   16.53%     28.39%      30.88%              15.37%            28.66%

CHICAGO TRUST BOND FUND
Total Return Performance Statistics

                    Aggregate Total Return                        Average Annual Total Return
             -----------------------------------------------------------------------------------------------------------------------
                       Previous  Previous   Calendar      Since              Since
  Date       Monthly    3 Mos.    6 Mos.      YTD       Inception          Inception           1 Year   3 Year    5 Year    10 Year
--------     -----------------------------------------------------------------------------------------------------------------------
12/14/93                                     0.00%        0.00%              0.00%
12/31/93                                     0.20%        0.20%              4.18%
01/31/94      1.26%                          1.26%        1.47%             11.45%
02/28/94     -1.47%                         -0.23%       -0.02%             -0.11%
03/31/94     -2.04%     -2.26%              -2.26%       -2.06%             -6.81%
04/29/94     -1.14%     -4.58%              -3.37%       -3.18%             -8.25%
05/31/94     -0.34%     -3.49%              -3.70%       -3.51%             -7.42%
06/30/94     -0.13%     -1.61%              -3.83%       -3.64%             -6.57%
07/31/94      1.36%      0.88%              -2.52%       -2.33%             -3.66%
08/31/94      0.25%      1.48%              -2.28%       -2.08%             -2.90%
09/30/94     -1.02%      0.57%              -3.28%       -3.08%             -3.85%
10/31/94     -0.15%     -0.93%              -3.43%       -3.23%             -3.66%
11/30/94     -0.17%     -1.34%              -3.59%       -3.40%             -3.52%
12/31/94      0.79%      0.46%              -2.83%       -2.64%             -2.51%             -2.83%
01/31/95      1.62%      2.25%               1.62%       -1.06%             -0.93%             -2.49%
02/28/95      2.02%      4.49%               3.67%        0.94%              0.78%              0.96%
03/31/95      0.94%      4.65%               4.65%        1.89%              1.45%              4.04%
04/30/95      1.16%      4.17%               5.86%        3.07%              2.22%              6.45%
05/31/95      3.61%      5.79%               9.68%        6.79%              4.59%             10.67%
06/30/95      0.71%      5.55%              10.45%        7.54%              4.82%             11.60%
07/31/95     -0.18%      4.16%              10.26%        7.35%              4.45%              9.91%
08/31/95      1.19%      1.72%              11.57%        8.63%              4.94%             10.94%
09/30/95      1.09%      2.11%    7.78%     12.79%        9.81%              5.35%             13.31%
10/31/95      1.24%      3.56%    7.87%     14.18%       11.17%              5.79%             14.89%

CHICAGO TRUST MUNICIPAL BOND FUND
Total Return Performance Statistics

                    Aggregate Total Return                       Average Annual Total Return
             -----------------------------------------------------------------------------------------------------------------------
                       Previous  Previous   Calendar      Since             Since
  Date       Monthly    3 Mos.    6 Mos.      YTD       Inception         Inception            1 Year   3 Year    5 Year    10 Year
--------     -----------------------------------------------------------------------------------------------------------------------
12/14/93                                     0.00%        0.00%             0.00%
12/31/93                                     0.14%        0.14%             2.96%
01/31/94      0.91%                          0.91%        1.06%             8.14%
02/28/94     -1.30%                         -0.80%       -0.66%            -3.10%
03/31/94     -2.11%     -2.89%              -2.89%       -2.75%            -9.01%
04/29/94      0.81%     -2.99%              -2.11%       -1.97%            -5.16%
05/31/94      0.46%     -0.87%              -1.66%       -1.52%            -3.26%
06/30/94     -0.27%      0.99%              -1.93%       -1.79%            -3.25%
07/31/94      1.02%      1.21%              -0.92%       -0.78%            -1.24%
08/31/94      0.25%      1.00%              -0.68%       -0.54%            -0.75%
09/30/94     -0.72%      0.55%              -1.39%       -1.25%            -1.57%
10/31/94     -0.68%     -1.15%              -2.06%       -1.92%            -2.17%
11/30/94     -0.79%     -2.17%              -2.84%       -2.70%            -2.79%
12/31/94      0.62%     -0.86%              -2.24%       -2.10%            -2.00%             -2.24%
01/31/95      1.71%      1.53%               1.71%       -0.42%            -0.37%             -1.46%
02/28/95      1.32%      3.69%               3.06%        0.89%             0.74%              1.57%
03/31/95      1.10%      4.19%               4.19%        2.01%             1.55%              4.90%
04/30/95      0.17%      2.62%               4.37%        2.18%             1.58%              4.23%
05/31/95      1.99%      3.29%               6.44%        4.21%             2.86%              5.82%
06/30/95     -0.06%      2.10%               6.38%        4.15%             2.67%              6.05%
07/31/95      0.99%      2.93%               7.43%        5.18%             3.15%              6.01%
08/31/95      0.88%      1.81%               8.37%        6.10%             3.51%              6.67%
09/30/95      0.35%      2.23%    4.37%      8.75%        6.47%             3.55%              7.82%
10/31/95      0.68%      1.91%    4.90%      9.49%        7.19%             3.76%              9.29%

CHICAGO TRUST BOND FUND
Total Return Calculation

                    Aggregate Total Return             Average Annual Total Return
             ---------------------------------------------------------------------
                     Previous  Previous   Calendar       Since             Since
Date         Monthly  3 Mos.    6 Mos.      YTD        Inception         Inception   1 Year   3 Years   5 Years   10 Years
--------     -------------------------------------------------------------------------------------------------------------
09/19/94                                    0.00%         0.00%             0.00%
09/30/94                                    0.00%         0.90%            27.38%
10/31/94       1.59%                        1.59%         2.50%            21.22%
11/30/94      -1.37%                        0.20%         1.10%             5.50%
12/31/94       0.70%   0.90%                0.90%         1.81%             6.34%
01/31/95      -0.30%  -0.97%               -0.30%         1.51%             4.07%
02/28/95       4.55%   4.97%                4.24%         6.13%            13.72%
03/31/95       2.11%   6.44%                6.44%         8.36%            15.74%
04/30/95      -0.65%   6.06%                5.75%         7.66%            12.48%
05/31/95       3.84%   5.33%                9.80%        11.79%            16.87%
06/30/95       4.92%   8.23%               15.21%        17.29%            22.14%
07/31/95       3.78%  13.06%               19.56%        21.72%            25.09%
08/31/95       0.17%   9.07%               19.76%        21.93%            23.06%
09/30/95       2.87%   6.94%   15.74%      23.20%        25.42%            24.62%   24.31%
10/31/95      -2.82%   0.14%   13.22%      19.73%        21.89%            19.58%   18.92%

MONTAG & CALDWELL GROWTH FUND
Total Return Performance Statistics

                                                                      Average Annual
                             Aggregate Total Return                    Total Return
             -------------------------------------------------------  --------------
                     Previous  Previous   Calendar       Since             Since
Date         Monthly  3 Mos.    6 Mos.      YTD        Inception         Inception
--------     -------------------------------------------------------  --------------
11/02/94                                    0.00%        0.00%             0.00%
11/30/94                                   -2.40%       -2.40%           -26.34%
12/31/94      0.15%                         0.15%       -2.25%            12.92%
01/31/95      2.35%                         2.35%        0.05%             0.21%
02/28/95      2.60%    5.18%                5.02%        2.65%             8.36%
03/31/95      3.54%    8.73%                8.73%        6.29%            15.99%
04/30/95      3.48%    9.93%               12.52%        9.99%            21.30%
05/31/95      3.82%   11.24%               16.82%       14.19%            25.81%
06/30/95      5.95%   13.83%               23.77%       20.99%            33.45%
07/31/95      4.39%   14.83%               29.20%       26.30%            36.79%
08/31/95     -1.90%    8.50%               26.74%       23.89%            29.45%
09/30/95      2.80%    5.27%   19.83%      30.29%       27.36%            30.35%
10/31/95      3.54%    4.41%   19.89%      34.90%       31.87%            31.97%


MONTAG & CALDWELL BALANCED FUND
Total Return Performance Statistics

                    Aggregate Total Return             Average Annual Total Return
             ---------------------------------------------------------------------
                     Previous  Previous   Calendar       Since             Since
Date         Monthly  3 Mos.    6 Mos.      YTD        Inception         Inception
--------     ---------------------------------------------------------------------
11/02/94                                     0.00%         0.00%               0.00%
11/30/94                                    -1.30%        -1.30%             -15.18%
12/31/94      0.09%                          0.09%        -1.22%              -7.17%
01/31/95      2.03%                          2.03%         0.79%               3.22%
02/28/95      2.49%      4.66%               4.57%         3.30%              10.48%
03/31/95      2.17%      6.85%               6.85%         5.55%              14.04%
04/30/95      2.49%      7.32%               9.50%         8.17%              17.26%
05/31/95      4.10%      9.01%              14.00%        12.61%              22.81%
06/30/95      3.82%     10.76%              18.35%        16.91%              26.69%
07/31/95      2.17%     10.42%              20.91%        19.44%              26.92%
08/31/95     -1.02%      4.99%              19.68%        18.23%              22.35%
09/30/95      2.08%      3.23%    14.34%    22.17%        20.68%              22.88%
10/31/95      2.54%      3.60%    14.40%    25.27%        23.75%              23.82%


CHICAGO TRUST ASSET ALLOCATION FUND
Total Return Performance Statistics

                    Aggregate Total Return                           Average Annual Total Return
             -----------------------------------------------------------------------------------
                     Previous  Previous   Calendar       Since                Since
  Date       Monthly  3 Mos.    6 Mos.      YTD        Inception            Inception
--------     -----------------------------------------------------------------------------------
09/21/95     0.00%    0.00%     0.00%      0.00%          0.00%               0.00%
09/30/95      N/A      N/A       N/A       0.48%          0.48%              19.08%
10/31/95     0.60%     N/A       N/A       1.08%          1.08%              10.03%
11/30/95     2.61%     N/A       N/A       3.72%          3.72%              20.64%
12/31/95     1.30%    4.45%      N/A       5.06%          5.06%              19.33%
01/31/96     2.76%    6.81%      N/A       2.76%          7.97%              23.41%

-------------------------------------------------
CT MONEY MARKET
Effective Yield & 7 Day Yield
For the Period Ended 10/31/95
-------------------------------------------------

                        Effective Yield = (a-b)   *365
                                          -----
                                           (c)

                        a=gross income
                        b=expenses
                        c=shares outstanding

CT Money Market
--------------------------------------------------------------------------------

a=660,190.93            Effective Yield     =      (660,190.93 - 629,789.20)*365
                                                   -------------------------
b=629,789.20                                            206,057,725.70
c=206,057,725.70        Effective Yield = 5.39%

7 Day Yield  =          (TOTAL OF 10/25/94 thru 10/31/94 EFFECTIVE YIELDS)
                        --------------------------------------------------
                                             7 Days

7 Day Yield  =    5.60%

10/25/95 Effective Yld=5.36%
10/26/95 Effective Yld=5.34%
10/27/95 (3 days) Effective Yld=17.76%
10/30/95 Effective Yld=5.35%
10/31/95 Effective Yld=5.39%

*Each respective day's effective yield calculation is based on the above formula.

----------------------------------
CT Bond
SEC 30 Day Yield Calculation
For the Period 10/01/95 - 10/31/95
----------------------------------


                         SEC Yield = 2 {((a-b)+1)6-1}
                                         ------
                                          (cd)

                         a = interest
                         b = expenses
                         c = average shares
                         d = NAV @ 10/31

CT Bond
-------------------------------------------------------------

a = 408,976.14           SEC Yield =      (408,976.14 - 46,041.92)
b = 46,041.92                             -------------------
c = 7,070,676.1                           (7,070,676.1*9.94)
d = 9.94
                                     =            362,934.22
                                          -------------------
                                               70,282,520.43

                                     =             0.0051639

                                     =             1.0313864

                                     =             0.0313864

                                     =             0.0627727

                         SEC Yield =                   6.28%
                                          ===================

----------------------------------
CT Muni Bond
SEC 30 Day Yield Calculation
For the Period 10/01/95 - 10/31/95
----------------------------------


                         SEC Yield = 2 {((a-b)+1)6-1}
                                         ------
                                          (cd)

                         a = interest
                         b = expenses
                         c = average shares
                         d = NAV @ 10/31

                         SEC Yield = 2 {((a-b)+1)6-1}
                                         ------
                                          (cd)

                         a = interest
                         b = expenses
                         c = average shares
                         d = NAV @ 10/31


CT Muni Bond
-------------------------------------------------------------

a = 43,652.47            SEC Yield =      (43,652.47-8,627.91)
b = 8,627.91                              -------------------
c = 1,158,976.052                        (1,158,976.052*10.08)
d = 10.08
                                     =              35,024.56
                                          -------------------
                                                11,682,478.60

                                     =              0.0029980

                                     =              1.0181236

                                     =              1.0181236

                                     =              0.0362472

                         SEC Yield =                    3.62%
                                          ===================




                                      10